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Stockholder Engagement: Executive Compensation May 2017

Cautionary Statement The following presentation includes forward-looking statements. These statements relate to future events, such as anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations, operating results or the industries or markets in which we operate or participate in general. Actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that may prove to be incorrect and are difficult to predict, including the economic, business, competitive and/or regulatory factors affecting ConocoPhillips’ business generally as set forth in ConocoPhillips’ filings with the Securities and Exchange Commission (SEC). We caution you not to place undue reliance on our forward-looking statements, which are only as of the date of this presentation or as otherwise indicated, and we expressly disclaim any responsibility for updating such information. Use of non-GAAP financial information – This presentation may include non-GAAP financial measures, which help facilitate comparison of company operating performance across periods and with peer companies. Any non-GAAP measures included herein will be accompanied by a reconciliation to the nearest corresponding GAAP measure either within the presentation or on our website at www.conocophillips.com/nongaap. Cautionary Note to U.S. Investors – The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We use the term "resource" in this presentation that the SEC’s guidelines prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. Copies are available from the SEC and from the ConocoPhillips website. 2

3 Management requests stockholders read this supplement to the 2017 Proxy prior to voting For the reasons outlined in the 2017 Proxy and these supplemental materials, management requests stockholders vote “FOR” Item 3 – Advisory Approval of the Compensation of the Company’s Named Executive Officers

2016 Operating Performance 6 Project Startups Achieved 2016 3% Production Growth1 2016 vs. 2015 19% Production and Operating Expenses Reduction 2016 vs. 2015 $3B Initiated share buyback program in mid-November 52% Capital Reduction 2016 vs. 2015 11% Incident Rate Improvement 2016 vs. 2015 Operational Financial $1.3B Disposition Proceeds 2016 Strategic 1 Production growth is adjusted for Libya, downtime and dispositions. 4 Decisive financial and strategic decisions. Executed well.

Total Shareholder Return: Long-Term Measure of Performance 1 Period from Jan. 1, 2016 – Dec. 31, 2016 2 Period from Nov. 10, 2016 (Analyst & Investor Meeting) – Apr. 28, 2017 3 Period from May 1, 2012 – Apr. 28, 2017 5 Total Shareholder Return (TSR): Challenged in 2016 Ranked 2nd since the November 2016 Analyst & Investor Meeting Leading independent E&P in peer group since spin ConocoPhillips Independent Peer Integrated Peer S&P 500 E&P Companies Total Shareholder Return (TSR): Challenged in 2016 Ranked 2nd since the November 2016 Analyst & Investor Meeting Leading independent E&P in peer group since spin Total Shareholder Return1 – 2016 Total Shareholder Return3 – Since Spin 1.3% Total Shareholder Return2 – Since Nov. 2016

Incentives in a Cyclical and Volatile Environment Oil and gas prices began precipitous decline in late 2014; low prices persist today Management took decisive actions to respond and reset strategy Formulaic designs are not sufficient to address dynamic nature of our business Human Resources and Compensation Committee (HRCC) applied business judgment to make adjustments to align pay and performance 6 Dated Brent Price ($/BBL) Volatile Cyclical 2016 Daily Annual Average Capex Number of Employees Number of Countries 41% 72% Brent Price1 Since 2014 30% 37% 55% 1 Average Dated Brent crude oil price in 2016 vs. 2014.

Strong Pay and Performance Alignment About 90% of the CEO’s pay is performance-based; 72% is stock-based, providing direct-link to stockholder experience; target pay flat since 2013 Three-year (Performance Share Program) and annual payouts set below target Payout of 88% in the three-year program reflecting challenged TSR and financial performance Used negative discretion of 23% to reduce corporate award from 96% to 73% with an overall 97% total payout in the annual incentive program No value has been realized by the named executive officers for stock option awards granted since the spin Total CEO realized pay2 for 2014 – 2016 is approximately 43% of the reported pay3 in the Summary Compensation Table Equity values reported in the Summary Compensation Table reflect accounting grant date values 7 CEO Target Pay Mix Three-Year Performance Share Program Corporate Performance Since Spinoff Annual Incentive Program Corporate Performance1 Since Spinoff Performance Shares Stock Options Annual Incentive Base Performance-based Exposed to share price 1 Annual incentive program consists of 50% corporate performance metrics and 50% business unit performance metrics. 2 Realized pay is compensation actually received and includes Salary and Non-Equity Incentive Plan Compensation as reported in the Summary Compensation Table plus equity values reported in the Option Exercises and Stock Vested Table. 3 Reported pay includes Salary, Non-Equity Incentive Plan Compensation, Stock Awards and Option Awards as reported in the Summary Compensation Table. -18% 126% 117% 96% -43% -23% Payouts Year-end Closing Stock Price Negative Discretion Negative Discretion Payouts Year-end Closing Stock Price 11% 17% 29% 43% 150% 165% 120% 74% 73% $30 $40 $50 $60 $70 $80 2012 2013 2014 2015 2016 170% 156% 108% 88% $30 $40 $50 $60 $70 $80 May 2012 - Dec. 2013 May 2012 - Dec. 2014 Jan. 2013 - Dec. 2015 Jan. 2014 - Dec. 2016

Rigorous Process to Set and Review Executive Compensation HRCC follows comprehensive annual governance process to: Ensure compensation programs align with company strategy and include feedback from stockholders, proxy advisors and best practices Establish metrics, targets and target compensation that have been reviewed by an independent compensation consultant Evaluate progress against metrics and targets throughout the year Determine payouts for incentive compensation programs; use discretion as necessary to ensure pay and performance alignment 8 Our programs are designed to attract and retain high-quality talent, reward performance and ensure alignment with stockholders. July October December Feb./March May 1st performance review Consultant benchmarks CEO payouts and reviews market trends Compensation program risk analysis Review market best practices Stockholder outreach HRCC approves program design 2nd performance review 3rd and 4th performance review Approve incentive payouts Consultant review of peer target compensation Establish upcoming performance targets and target compensation Stockholder outreach HRCC reviews ISS/ Glass Lewis reports

Responsive Executive Compensation Program Changes 9 3-Year Performance Share Program (PSP) Increased performance shares weighting to 60% of long-term incentive mix Metrics: Increased relative TSR weighting from 40% to 50% Replaced financial/operational metrics with relative financial metrics only with a weighting of 30% Retained weighting of strategic plan at 20% (metric changes effective with 2015-2017 program) Company strategy and long-term incentive program design have adapted to the lower and more volatile commodity price environment Changes to the PSP metrics affect performance periods currently in progress; impact on payouts of the revised program design won’t be evident until the 2018 Proxy Stock Option Program Reduced stock options weighting to 40% of long-term incentive mix recognizing potential dilution in low share price environment Eliminated positive discretion by capping individual adjustments for stock options at target